SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2002

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                1-5287               22-2879612
           (State or other         (Commission          (I.R.S. Employer
           jurisdiction of         File Number)       Identification No.)
           incorporation)

200 Milik Street, Carteret, New Jersey                          07008
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 3





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Item 5. Other Events.

                  On October 16, 2002, Pathmark Stores, Inc., a Delaware corporation ("Pathmark"), announced the election of Eileen Scott as CEO and a director and the election of Frank Vitrano as President and Chief Administrative Officer. Pathmark also announced that its current Chairman, President and CEO, Jim Donald, will leave Pathmark by the end of October to join Starbucks as its President, North America.

                  A copy of the press release, dated October 16, 2002, issued by Pathmark, is attached hereto as Exhibit 99.1.




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


                                  EXHIBIT INDEX

Exhibit
No.                    Description
---                    -----------

99.1                   Press Release, issued by the registrant, dated
                       October 16, 2002.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATHMARK STORES, INC.

Date: October 17, 2002                  By:     /s/ Marc A. Strassler
                                           -------------------------------------
                                             Name:  Marc A. Strassler
                                             Title: Senior Vice President
                                                    and General Counsel


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